EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND ACTING PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ICC Worldwide, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Richard K. Lauer, President, Chief Executive Officer and Acting Chief Financial Officer of our Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of our Company.

ICC WORLDWIDE, INC.

Dated: February 19, 2008	By:	/s/ Richard K Lauer Richard K Lauer
President, Chief Executive Officer and Acting Chief Financial Officer